UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 15, 2011
HEALTH CARE REIT, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8923	34-1096634

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4500 Dorr Street, Toledo, Ohio	43615

(Address of principal executive office)	(Zip Code)
(419) 247-2800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
     Health Care REIT, Inc. (the “Company”) is filing this Amendment No. 1 to Current Report on Form 8-K (the “Amendment”) to supplement its Current Report on Form 8-K filed on April 7, 2011 (the “Original Form 8-K”) by providing certain unaudited historical and pro forma financial statements required by Item 9.01 of Form 8-K. Specifically, this Amendment provides: (1) the Company’s unaudited pro forma condensed consolidated financial statements as of and for the three months ended March 31, 2011 relating to the Acquisition (as defined in the Original Form 8-K), attached hereto as Exhibit 99.3 and (2) FC-GEN Acquisition Holding, LLC’s unaudited condensed consolidated financial statements as of March 31, 2011 and December 31, 2010 and for the three months ended March 31, 2011 and 2010, attached hereto as Exhibit 99.4. The information in Exhibit 99.4 was provided by FC-GEN Acquisition Holding, LLC.
     The financial statements attached hereto should be read in conjunction with the Original Form 8-K and this Amendment.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
     This Amendment provides FC-GEN Acquisition Holding, LLC’s unaudited condensed consolidated financial statements as of March 31, 2011 and December 31, 2010 and for the three months ended March 31, 2011 and 2010, attached hereto as Exhibit 99.4.
(b) Pro Forma Financial Information.
     This Amendment provides the Company’s unaudited pro forma condensed consolidated financial statements as of and for the three months ended March 31, 2011 relating to the Acquisition, attached hereto as Exhibit 99.3.
(d) Exhibits.
     The following exhibits are being filed herewith:

No.	Description
99.3	Health Care REIT, Inc. Unaudited Pro Forma Condensed Consolidated Financial Statements as of and for the three months ended March 31, 2011

99.4	FC-GEN Acquisition Holding, LLC and Subsidiaries Unaudited Condensed Consolidated Financial Statements as of March 31, 2011 and December 31, 2010 and for the three months ended March 31, 2011 and 2010
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH CARE REIT, INC.
Date: June 15, 2011	By:	/s/ GEORGE L. CHAPMAN
George L. Chapman,
Chairman, Chief Executive Officer and President

EXHIBIT INDEX

No.	Description
99.3	Health Care REIT, Inc. Unaudited Pro Forma Condensed Consolidated Financial Statements as of and for the three months ended March 31, 2011

99.4	FC-GEN Acquisition Holding, LLC and Subsidiaries Unaudited Condensed Consolidated Financial Statements as of March 31, 2011 and December 31, 2010 and for the three months ended March 31, 2011 and 2010

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